SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

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Fidelity Rutland Square Trust II
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Information Statement

Strategic Advisers Funds

We appreciate your business and your trust in Fidelity Investments. As always, we are committed to keeping you informed about your Fidelity account(s), including any updates and/or changes.*

The enclosed information statement provides important information regarding new managers that have been appointed to some of the Strategic Advisers Funds held within your Fidelity account.

Inside, you will find detailed information about the terms of agreements made by your Investment Team at Strategic Advisers, Inc. They believe these changes will provide your account with additional benefits, such as increased manager diversification, and help to ensure that each of the Funds can be effectively managed to meet its specific style exposure and investment objective.

Please read the enclosed information carefully. No other action is required by you. Should you have any questions, please call the appropriate number listed below.

  For current or former clients in a Fidelity managed account: Please call 1-800-544-3455, Monday-Friday, 8 a.m. to 7 p.m. Eastern time, (Strategic Advisers® Core Fund and Strategic Advisers® Growth Fund).
  For workplace participants [401(k), 403(b), or 457(b) accounts]: Please call 1-800-835-5095 (Strategic Advisers® Core Multi-Manager Fund and Strategic Advisers® Growth Multi-Manager Fund).

* You may have elected to suppress other legal notifications; however, certain regulatory requirements mean that we are legally bound to send you this notification. We apologize for any inconveniences.

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IMPORTANT NOTICE REGARDING THE
AVAILABILITY OF INFORMATION STATEMENT.

The Information Statement is available at www.proxyvote.com/proxy.

STRATEGIC ADVISERS® CORE FUND
STRATEGIC ADVISERS CORE MULTI-MANAGER FUND
STRATEGIC ADVISERS GROWTH FUND
STRATEGIC ADVISERS GROWTH MULTI-MANAGER FUND
(THE FUNDS)

SERIES OF
FIDELITY RUTLAND SQUARE TRUST II
245 SUMMER STREET
BOSTON, MASSACHUSETTS 02210
1-800-544-3455 (CORE AND GROWTH FUNDS)
1-800-835-5095 (CORE MULTI-MANAGER AND
GROWTH MULTI-MANAGER FUNDS)

INFORMATION STATEMENT

This Information Statement is provided in lieu of a proxy statement by the Board of Trustees (the Board or Trustees) of Fidelity Rutland Square Trust II (the Trust), pursuant to the terms of an exemptive order that the Trust has received from the Securities and Exchange Commission (SEC) that permits the Trust's investment adviser, Strategic Advisers, Inc. (Strategic Advisers), to hire unaffiliated sub-advisers without obtaining shareholder approval, subject to the approval of the Trust's Board.

This Information Statement is being mailed on or about February 2, 2015 to shareholders of record as of January 12, 2015. This Information Statement is intended to inform you that a new sub-adviser has been appointed to your fund. No action is required of you. We are not asking you for a proxy and you are requested not to send us a proxy.

The information contained in this Information Statement relates to the Trustees' approval on December 2, 2014 of the following sub-advisory arrangements:

Fund
Sub-Adviser

Strategic Advisers® Core Fund (Core Fund)	Loomis, Sayles & Company, L.P. (Loomis Sayles)
Strategic Advisers Core Multi-Manager Fund (Core Multi-Manager Fund)
Strategic Advisers Growth Fund (Growth Fund)
Strategic Advisers Growth Multi-Manager Fund (Growth Multi-Manager Fund)

The purpose of this Information Statement is to provide an overview of the Trustees' decision to appoint Loomis Sayles (the New Sub-Adviser) as an additional sub-adviser for each respective Fund and to discuss the terms of each new sub-advisory agreement (the Agreements). This is a joint information statement for multiple series of the Trust. You may not own shares of all funds included in this information statement. Shares of the Core Fund and the Growth Fund are offered exclusively to certain clients of Strategic Advisers and are not available for sale to the general public. Shares of the Core Multi-Manager Fund and the Growth Multi-Manager Fund generally are available only through a retirement account or through an investment professional.

INTRODUCTION

Strategic Advisers is the Funds' investment adviser. Pursuant to the terms of an exemptive order granted to Strategic Advisers on November 28, 2006 (SEC Order), Strategic Advisers employs a so-called "manager of managers" arrangement in managing the Funds. Section 15(a) of the Investment Company Act of 1940 (the 1940 Act) generally requires that a fund's shareholders approve all agreements pursuant to which persons serve as investment adviser or sub-adviser to a fund. The SEC Order exempts Strategic Advisers and the Trust from the shareholder voting requirements of Section 15(a) of the 1940 Act and allows the Trustees, subject to certain conditions, to appoint new unaffiliated sub-advisers and approve their respective sub-advisory agreements on behalf of the Funds without a shareholder vote.

Consistent with the SEC Order, the Trustees, including a majority of the Trustees who are not parties to the Agreements or "interested persons" of any such party (the Independent Trustees), appointed the New Sub-Adviser as an additional sub-adviser to each respective Fund and approved each Agreement at an in-person meeting on December 2, 2014. As discussed later in this Information Statement, the Board carefully considered the matter and concluded that the appointment of the New Sub-Adviser under the terms of each Agreement was in the best interests of each respective Fund and its shareholders.

As a condition to relying on the SEC Order, Strategic Advisers and the Trust are required to furnish shareholders of each Fund with notification of the appointment of a new unaffiliated sub-adviser within ninety days from the date that the sub-adviser is hired. This Information Statement serves to provide such notice and give details of the new arrangement.

MANAGEMENT CONTRACT OF THE FUNDS

Strategic Advisers, located at 245 Summer Street, Boston, Massachusetts 02210, is the Funds' investment adviser. Strategic Advisers directs the investments of the Funds in accordance with each Fund's investment objective, policies and limitations pursuant to a management contract that was initially approved by the Board, including a majority of the Independent Trustees, on December 3, 2009 in the case of the Core Fund, on March 4, 2010 in the case of the Growth Fund, and on September 8, 2011 in the case of the Core Multi-Manager and Growth Multi-Manager Funds. The management contract was approved by the initial sole shareholder on December 29, 2009 for the Core Fund, on June 1, 2010 for the Growth Fund, and on November 15, 2011 for the Core Multi-Manager and Growth Multi-Manager Funds. The management contract for each Fund was most recently renewed by the Board on September 4, 2014.

Strategic Advisers or its affiliates, subject to the supervision of the Board, provides the management and administrative services necessary for the operation of each Fund. These services include, among others, supervising relations with, and monitoring the performance of, any sub-advisers; preparing all general shareholder communications, including shareholder reports; maintaining the Fund's records; maintaining the registration and qualification of the Fund's shares under federal and state law; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. In addition, Strategic Advisers or its affiliates also compensate all officers of each Fund and all personnel of each Fund or Strategic Advisers performing services relating to research, statistical and investment activities.

Each Fund pays a monthly management fee to Strategic Advisers (the Management Fee), which is shown in the table below. For each Fund, the Management Fee is calculated by adding Strategic Advisers' annual Management Fee rate and the total fee, payable monthly, to the Fund's sub-advisers based on each sub-adviser's allocated portion of the Fund's average daily net assets throughout the month. Each Fund's effective Management Fee may be higher or lower in the future based on factors such as the portion of fund assets managed by sub-advisers and the sub-advisory fee rates of the sub-advisers that may manage a Fund in the future.

Strategic Advisers has contractually agreed to waive its portion of the Management Fee for the Core and Growth Funds through the expiration dates shown in the table below. Strategic Advisers has also contractually agreed that the maximum aggregate annual management fee rate of each Fund will not exceed the rates shown in the table below. In addition, the Core Fund's management fee is all-inclusive, meaning that Strategic Advisers pays all other operating expenses of the Core Fund, with certain limited exceptions.

Fund	Strategic Advisers' portion of the Management Fee	Maximum Aggregate Annual Management Fee Rate	Management Fee Waiver Expiration Date
Core Fund	0.25%	1.00%	September 30, 2017
Core Multi-Manager Fund	0.30%	1.05%	--
Growth Fund	0.25%	0.95%	September 30, 2017
Growth Multi-Manager Fund	0.30%	1.00%	--

In addition, Strategic Advisers has agreed to reimburse the Retail Class, Class F, Class L, and Class N of the Core Multi-Manager and Growth Multi-Manager Funds to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their average net assets, exceed the rates shown in the following table.

Fund	Class	Expense Cap	Expiration Date
Core Multi-Manager Fund	Retail Class	0.97%	July 31, 2015
	Class F	0.87%A	N/A
	Class L	0.97%	July 31, 2015
	Class N	1.22%	July 31, 2015
Growth Multi-Manager Fund	Retail Class	0.97%	July 31, 2015
	Class F	0.87%A	N/A
	Class L	0.97%	July 31, 2015
	Class N	1.22%	July 31, 2015

A The expense caps for Class F of each Fund are voluntary and may be discontinued by Strategic Advisers at any time.

Strategic Advisers may not discontinue or modify the management fee waiver and expense reimbursement arrangements for the Retail Class, Class L, and Class N prior to their expiration dates without the approval of the Board of Trustees. The addition of the New Sub-Adviser will not result in a change to the maximum aggregate annual management fee payable by shareholders, the portion of the management fee retained by Strategic Advisers, if any, or the management fee waiver and expense reimbursement arrangements discussed above.

In addition to the New Sub-Adviser, the following serve as sub-advisers to the Funds:

Fund
Existing Sub-Advisers

Core Fund

AllianceBernstein L.P., Aristotle Capital Management, LLC; Brandywine Global Investment Management, LLC; ClariVest Asset Management LLC; Cornerstone Investment Partners, LLC; First Eagle Investment Management, LLC; LSV Asset Management; Massachusetts Financial Services Company; Morgan Stanley Investment Management Inc.; OppenheimerFunds, Inc.; Pyramis Global Advisors, LLC (Pyramis); Robeco Investment Management, Inc.; T. Rowe Price Associates, Inc.; Waddell & Reed Investment Management Company

Core Multi-Manager Fund
Growth Fund	ClariVest Asset Management LLC; Massachusetts Financial Services Company; Morgan Stanley Investment Management Inc.; Pyramis; Waddell & Reed Investment Management Company
Growth Multi-Manager Fund

Pyramis is an affiliate of Strategic Advisers.

The following tables show management fees paid by the Funds to Strategic Advisers and sub-advisory fees paid by Strategic Advisers to the Funds' sub-advisers during the fiscal period ended May 31, 2014.

Fund	Management Fees Paid to Strategic AdvisersA	Management Fees Paid to Strategic Advisers as a % of Average Net Assets of the FundA	Aggregate Sub-Advisory Fees Paid by Strategic Advisers to Unaffiliated Sub-AdvisersB	Sub-Advisory Fees Paid by Strategic Advisers to Unaffiliated Sub-Advisers as a % of Average Net Assets of the Fund
Core Fund	$ 24,066,197C	0.20%C	$ 21,259,176	0.18%
Core Multi-Manager Fund	$ 444,988	0.60%	$ 205,965	0.28%
Growth Fund	$ 17,613,324	0.17%	$ 12,748,993	0.12%
Growth Multi-Manager Fund	$ 382,510	0.53%	$ 126,228	0.17%

A After waivers reducing management fees in the amount of $30,419,439 for the Core Fund, $4,786 for the Core Multi-Manager Fund, and $26,646,300 for the Growth Fund.

B Differences between the amount of the management fees paid by the funds to Strategic Advisers and the aggregate amount of subadvisory fees paid by Strategic Advisers to sub-advisers may be due to expense estimates which are accrued in the period to which they relate and adjusted when actual amounts are known.

C After credits reducing management fees in the amount of $80,653.

Fund	Sub-Advisory Fees Paid by Strategic Advisers to Affiliated Sub-AdvisersA	Sub-Advisory Fees Paid by Strategic Advisers to Affiliated Sub-Advisers as a % of Average Net Assets of the Fund
Core Fund	$ 3,078,703	0.03%
Core Multi-Manager Fund	$ 18,782	0.03%
Growth Fund	$ 4,866,634	0.05%
Growth Multi-Manager Fund	$ 37,368	0.05%

A Differences between the amount of the management fees paid by the funds to Strategic Advisers and the aggregate amount of subadvisory fees paid by Strategic Advisers to sub-advisers may be due to expense estimates which are accrued in the period to which they relate and adjusted when actual amounts are known.

SUMMARY OF THE AGREEMENTS WITH THE NEW SUB-ADVISER

On December 2, 2014, pursuant to the "managers of managers" arrangement, the Board of Trustees approved separate investment advisory agreements with the New Sub-Adviser on behalf of each respective Fund. Pursuant to each Agreement, the New Sub-Adviser has day-to-day responsibility for choosing investments for the portion of assets of the respective Fund allocated to it by Strategic Advisers and for voting proxies for that Fund with respect to those investments.

Pursuant to the Agreements, the New Sub-Adviser provides a program of continuous investment management for the portion of the respective Fund's assets allocated to it in accordance with that Fund's investment objective and policies as stated in the Fund's prospectus and statement of additional information filed with the SEC on Form N-1A, as amended and supplemented from time to time (the Registration Statement), and such other limitations as the Trust, the respective Fund, the Board, or Strategic Advisers may impose. The New Sub-Adviser will vote the respective Fund's proxies in accordance with the sub-adviser's proxy voting policies as approved by the Board. Strategic Advisers has granted the New Sub-Adviser authority to invest and reinvest the assets of the respective Fund allocated to it by selecting the securities, instruments, repurchase agreements, financial futures contracts, options and other investments and techniques that the Fund may purchase, sell, enter into or use. For providing investment management services to its allocated portion of each respective Fund, Strategic Advisers pays the New Sub-Adviser a monthly asset-based fee out of the Management Fee payable by each Fund.

Each Agreement may be terminated on sixty days' written notice to the sub-adviser: (i) by the Trust, pursuant to (A) action by the Board or (B) the vote of the holders of a "majority" (as defined in the 1940 Act) of the shares of the respective Fund or (ii) by Strategic Advisers. The Agreements are terminable, without penalty, by the sub-adviser upon ninety days' written notice to Strategic Advisers and the Trust. In addition, each Agreement will terminate in the event of the termination of the Management Contract with respect to each Fund. Each Agreement will be terminated automatically in the event of its "assignment" (as defined in the 1940 Act).

INFORMATION ABOUT LOOMIS SAYLES

Loomis Sayles' main office is located at One Financial Center, Boston, Massachusetts 02111. Loomis Sayles is not affiliated with Strategic Advisers.

Investment Process

Loomis Sayles normally invests across a wide range of sectors and industries. Loomis Sayles' portfolio manager employs a growth style of equity management that emphasizes companies with sustainable competitive advantages, long-term secular and profitable growth, and management teams focused on creating long-term value for shareholders. Loomis Sayles' portfolio manager aims to invest in companies when they trade at a significant discount to the estimate of intrinsic value.

Because Loomis Sayles approaches investing as if buying into a business, as opposed to trading stocks, a long-term investment horizon is central to the strategy's investment philosophy and process. This is evidenced by the strategy's low turnover of about 20% since inception, indicating an average holding period of around five years. Loomis Sayles' proprietary, seven-step research framework is the cornerstone of the team's investment decision-making process and drives security selection for the strategy. This research framework represents Loomis Sayles' long-standing insights about investing and is structured around three key criteria: quality, growth and valuation. Through the disciplined and thorough implementation of bottom-up fundamental analysis, Loomis Sayles seeks to understand the drivers, opportunities and limits of each business.

Portfolio Manager(s)

Aziz V. Hamzaogullari, CFA, Portfolio Manager

Aziz V. Hamzaogullari, CFA, is a vice president of Loomis Sayles and portfolio manager of the Loomis Sayles large cap growth and all cap growth strategies, including the Loomis Sayles Growth Fund and products outside the US. Aziz joined Loomis Sayles in 2010 from Evergreen Investments, where he was a senior portfolio manager. He joined Evergreen in 2001, was promoted to director of research in 2003 and portfolio manager in 2006. Aziz was head of Evergreen's Berkeley Street Growth Equity team, and was the founder of the research and investment process. Prior to Evergreen, Aziz was a senior equity analyst and portfolio manager at Manning & Napier Advisors. He has 21 years of investment industry experience. Aziz earned a BS from Bilkent University, Turkey, and an MBA from George Washington University.

Directors and Officers

The following are directors and/or officers of Loomis Sayles. Unless otherwise noted, the address of each is One Financial Center, Boston, Massachusetts 02111.

DIRECTORS AND OFFICERS

Name	Position
Robert J. Blanding	Chairman and Chief Executive Officer
Daniel J. Fuss	Vice Chairman; Executive Vice President
Kevin P. Charleston	President; Chief Financial Officer; Director
John F. Gallagher, III	Executive Vice President, Director of Institutional Services; Director
John R. Gidman	Executive Vice President; Chief Information Officer; Director
Jaehoon Park	Executive Vice President, Chief Investment Officer; Director
Jean S. Loewenberg	Executive Vice President; General Counsel and Secretary; Director
John F. Russell	Executive Vice President; Director
Pierre P. Servant*	Chief Executive Officer of Natixis Global Asset Management; Director
John T. Hailer**	President and Chief Executive Officer, Natixis Global Asset Management - The Americas and Asia; Director
Paul J. Sherba	Treasurer; Vice President
Greg Woodgate	Controller; Vice President
Donald P. Ryan	Chief Compliance Officer; Vice President
CONTROL PERSONS

Name	Relationship
Natixis Global Asset Management, L.P.	Owns 75% or more of Loomis Sayles

* The address of Mr. Servant is 21 quai d'Austerlitz, 75634 Paris Cedex 13 - France.

** The address of Mr. Hailer is 399 Boylston Street, Boston, Massachusetts 02116.

Loomis Sayles also acts as investment adviser or sub-adviser to other registered investment companies (or portions thereof) set forth below, which have similar investment objectives as the portion of the Core, Core Multi-Manager, Growth, and Growth Multi-Manager Funds that may be allocated to Loomis Sayles pursuant to each respective Agreement:

Fund
Assets Under Management as of November 30, 2014 (in millions)

Loomis Sayles Growth Fund	$ 1,234.0
Columbia Active Portfolios Multi-Manager Growth Portfolio	$ 284.4
Columbia Variable Portfolio - Loomis Sayles Growth	$ 1,303.2
Prudential AST Large Cap Growth Portfolio	$ 3,044.4
Prudential AST Advanced Strategies Portfolio	$ 761.6
Saratoga Large Capitalization Growth Fund	$ 37.1
USAA Growth Portfolio	$ 1,123.4

No officer or Trustee of the Fund is an officer, employee, director, or shareholder of Loomis Sayles.

MATTERS CONSIDERED BY THE BOARD
IN APPROVING THE AGREEMENT

On December 2, 2014, the Board of Trustees, including the Independent Trustees (together, the Board) voted at an in-person meeting to approve the Agreements on behalf of each respective fund.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Agreements.

In considering whether to approve each Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of each Agreement is in the best interests of each respective fund and its shareholders and that the approval of each such agreement does not involve a conflict of interest from which Strategic Advisers, Inc. (Strategic Advisers) or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under each Agreement bear a reasonable relationship to the services to be rendered to each respective fund and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which a fund may invest. The Board's decision to approve each Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the New Sub-Adviser, including the backgrounds of its investment personnel, and also took into consideration each fund's investment objective, strategies and related investment philosophy and current sub-adviser line-up. The Board also considered the structure of the New Sub-Adviser's portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the New Sub-Adviser's investment staff, its use of technology, and the New Sub-Adviser's approach to managing and compensating investment personnel. The Board noted that the New Sub-Adviser's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered the New Sub-Adviser's trading capabilities and resources which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by the New Sub-Adviser under each Agreement and (ii) the resources to be devoted to the funds' compliance policies and procedures.

Investment Performance. The Board also considered the historical investment performance of the New Sub-Adviser and the portfolio managers in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the funds under each Agreement should benefit each fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. In reviewing each Agreement, the Board considered the amount and nature of fees to be paid by each fund to the fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to the New Sub-Adviser and the projected change in the fund's total operating expenses as a result of hiring the New Sub-Adviser.

With respect to the Core Fund and the Core Multi-Manager Fund, the Board noted that each fund's maximum aggregate annual management fee rate may not exceed 1.00% and 1.05%, respectively, of each fund's average daily net assets and that each Agreement will not result in a change to the maximum aggregate annual management fee payable by each respective fund or Strategic Advisers' portion of the management fee. The Board considered Strategic Advisers' contractual agreement to waive its 0.25% portion of the Core Fund's management fee through September 30, 2017. In addition, the Board considered that Strategic Advisers' portion of the management fee paid to Strategic Advisers by the Core Fund will continue to be all-inclusive and that Strategic Advisers will continue to pay the fund's operating expenses, with certain limited exceptions, out of its portion of the management fee. The Board also considered that Strategic Advisers has contractually agreed to reimburse the retail class, Class L and Class N of the Core Multi-Manager Fund to the extent that total operating expenses of each class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) as a percentage of net assets exceed 0.97%, 0.97% and 1.22%, respectively, through July 31, 2015. In addition, the Board noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the Core Multi-Manager Fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 0.87% of the class' average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

With respect to the Growth Fund and the Growth Multi-Manager Fund, the Board noted that each fund's maximum aggregate annual management fee rate may not exceed 0.95% and 1.00%, respectively, of each fund's average daily net assets and that each Agreement will not result in a change to the maximum aggregate annual management fee payable by each respective fund or Strategic Advisers' portion of the management fee. The Board considered Strategic Advisers' contractual agreement to waive its 0.25% portion of the Growth Fund's management fee through September 30, 2017. The Board also considered that Strategic Advisers has contractually agreed to reimburse the retail class, Class L and Class N of the Growth Multi-Manager Fund to the extent that total operating expenses of each class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) as a percentage of net assets exceed 0.97%, 0.97% and 1.22%, respectively, through July 31, 2015. In addition, the Board noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the Growth Multi-Manager Fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 0.87% of the class' average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

Based on its review, the Board concluded that each fund's management fee structure and any changes to projected total expenses bear a reasonable relationship to the services that each fund and its shareholders will receive and the other factors considered.

Because each Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by each fund, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve each Agreement.

Potential Fall-Out Benefits. The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the funds, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of each fund's advisory agreement with Strategic Advisers. With respect to the New Sub-Adviser, the Board considered management's representation that it does not anticipate that the hiring of the New Sub-Adviser will have a material impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Possible Economies of Scale. The Board considered that it reviews whether there have been economies of scale in connection with the management of the funds during its annual renewal of each fund's advisory agreement with Strategic Advisers and each fund's sub-advisory agreements. The Board noted that the Sub-Advisory Agreement provides for breakpoints as each fund's assets grow and noted that any potential decline in sub-advisory fees will accrue directly to shareholders.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that each Agreement's fee structure bears a reasonable relationship to the services to be rendered and that each Agreement should be approved because the agreement is in the best interests of each respective fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which each fund may invest. In addition, the Board concluded that the approval of each Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

MANAGEMENT INFORMATION ABOUT STRATEGIC ADVISERS

The principal business address of Strategic Advisers, the Funds' investment adviser, is 245 Summer Street, Boston, Massachusetts, 02210.

The principal business address of Fidelity Distributors Corporation (FDC), the Funds' principal underwriter and distribution agent, is 100 Salem Street, Smithfield, Rhode Island 02917.

BROKERAGE INFORMATION

The following table shows the aggregate amount of commissions paid to any broker or dealer affiliated with the Funds through the fiscal period ended May 31, 2014.

Fund	Broker	Affiliate	Commissions	Percentage of Aggregate Brokerage Commissions
Core Fund	National Financial Services LLC (NFS)	FMR LLC/ Strategic Advisers	$ 220,580	2.17%
	Sanford C. Bernstein & Co.	Alliance Bernstein L.P.	$ 65,790	0.63%
Core Multi-Manager Fund	NFS	FMR LLC/ Strategic Advisers	$ 1,565	1.93%
	Sanford C. Bernstein & Co.	Alliance Bernstein L.P.	$ 411	0.51%
Growth Fund	NFS	FMR LLC/ Strategic Advisers	$ 34	0.00%
	Merrill Lynch	Morgan Stanley Investment Management Inc.	$ 10,165	0.38%
Growth Multi-Manager Fund	Merrill Lynch	Morgan Stanley Investment Management Inc.	$ 89	0.31%

OTHER INFORMATION

Outstanding Shares and Ownership of Shares. The following table shows the number of shares of each Fund that were issued and outstanding as of November 30, 2014:

Fund
Shares Outstanding

Core Fund	1,457,444,543
Core Multi-Manager Fund	4,510,422
Growth Fund	750,741,497
Growth Multi-Manager Fund	4,273,283

As of November 30, 2014, the Trustees, Member of the Advisor Board, and officers of each Fund owned, in the aggregate, less than 1% of each Fund's outstanding shares.

As of November 30, 2014, the following owned of record and/or beneficially 5% or more of the outstanding shares of a class or a fund, as applicable:

Fund or Class Name	Owner Name	City	State	Ownership %
STRATEGIC ADVISERS CORE MULTI-MANAGER FUND*	FIMM LLC	BOSTON	MA	97.19%
STRATEGIC ADVISERS CORE MULTI-MANAGER FUND: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2020 FUND	BOSTON	MA	17.05%
STRATEGIC ADVISERS CORE MULTI-MANAGER FUND: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2030 FUND	BOSTON	MA	10.19%
STRATEGIC ADVISERS CORE MULTI-MANAGER FUND: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2050 FUND	BOSTON	MA	9.72%
STRATEGIC ADVISERS CORE MULTI-MANAGER FUND: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2015 FUND	BOSTON	MA	9.29%
STRATEGIC ADVISERS CORE MULTI-MANAGER FUND: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2035 FUND	BOSTON	MA	8.68%
STRATEGIC ADVISERS CORE MULTI-MANAGER FUND: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2055 FUND	BOSTON	MA	7.89%
STRATEGIC ADVISERS CORE MULTI-MANAGER FUND: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2025 FUND	BOSTON	MA	7.35%
STRATEGIC ADVISERS CORE MULTI-MANAGER FUND: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2045 FUND	BOSTON	MA	7.17%
STRATEGIC ADVISERS CORE MULTI-MANAGER FUND: CLASS F	FIMM LLC	BOSTON	MA	6.50%
STRATEGIC ADVISERS CORE MULTI-MANAGER FUND: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2040 FUND	BOSTON	MA	6.06%
STRATEGIC ADVISERS GROWTH MULTI-MANAGER FUND*	FIMM LLC	BOSTON	MA	97.44%
STRATEGIC ADVISERS GROWTH MULTI-MANAGER FUND: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2020 FUND	BOSTON	MA	16.81%
STRATEGIC ADVISERS GROWTH MULTI-MANAGER FUND: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2030 FUND	BOSTON	MA	10.04%
STRATEGIC ADVISERS GROWTH MULTI-MANAGER FUND: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2050 FUND	BOSTON	MA	9.57%
STRATEGIC ADVISERS GROWTH MULTI-MANAGER FUND: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2015 FUND	BOSTON	MA	9.16%
STRATEGIC ADVISERS GROWTH MULTI-MANAGER FUND: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2035 FUND	BOSTON	MA	8.54%
STRATEGIC ADVISERS GROWTH MULTI-MANAGER FUND: CLASS F	FIMM LLC	BOSTON	MA	7.90%
STRATEGIC ADVISERS GROWTH MULTI-MANAGER FUND: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2055 FUND	BOSTON	MA	7.77%
STRATEGIC ADVISERS GROWTH MULTI-MANAGER FUND: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2025 FUND	BOSTON	MA	7.25%
STRATEGIC ADVISERS GROWTH MULTI-MANAGER FUND: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2045 FUND	BOSTON	MA	7.05%
STRATEGIC ADVISERS GROWTH MULTI-MANAGER FUND: CLASS F	STRATEGIC ADVISERS MULTI-MANAGER 2040 FUND	BOSTON	MA	5.96%

* The ownership information shown above is for a class of shares of the fund.

As of November 30, 2014, approximately 93.48% of the Core Multi-Manager Fund's total outstanding shares was held of record and/or beneficially by FIMM LLC, Boston, MA, and approximately 94.31% of the Growth Multi-Manager Fund's total outstanding shares was held of record and/or beneficially by FIMM LLC, Boston, MA.

A shareholder owning of record or beneficially more than 25% of a fund's outstanding shares may be considered a controlling person. That shareholder's vote could have a more significant effect on matters presented at a shareholders' meeting than votes of other shareholders.

Shareholder Proposals. The Trust does not hold regularly scheduled meetings of shareholders of the Funds. Any shareholder proposal for a shareholder meeting must be presented to the Trust within a reasonable time before proxy materials for such meeting are sent to shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting should send their written proposals to the Secretary of the Fund, attention "Fund Shareholder Meetings," 245 Summer Street, Mailzone V10A, Boston, Massachusetts 02210.

Annual Report. For a free copy of a Fund's most recent annual report and semi-annual report, if any, call 1-800-544-3455 (Core Fund and Growth Fund) or 1-800-835-5095 (Core Multi-Manager Fund and Growth Multi-Manager Fund) or write to Fidelity Distributors Corporation at 100 Salem Street, Smithfield, Rhode Island 02917. In addition, you may visit Fidelity's website at www.fidelity.com for a free copy of a prospectus, statement of additional information, annual or semi-annual report, or to request other information.

NOTICE TO BANKS, BROKER-DEALERS
AND VOTING TRUSTEES AND THEIR NOMINEES

Please advise the Trust, in care of Fidelity Investments Institutional Operations Company, Inc., 100 Salem St., Smithfield, RI, 02197, whether other persons are beneficial owners of shares for which the Information Statement is being mailed and, if so, the number of copies of the Information Statement and Annual Report you wish to receive in order to supply copies to the beneficial owners of the respective shares.

The third-party marks appearing above are the marks of their respective owners.

Strategic Advisers is a registered service mark of FMR LLC. © 2015 FMR LLC. All rights reserved.

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